Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual Report of Devago Inc. (the “Company”) on Form 10-K for the year ended November 30, 2015 filed with the Securities and Exchange Commission (the “Report”), I, Jose Armando Acosta Crespo, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

By:	/s/ Jose Armando Acosta Crespo
Name:	Jose Armando Acosta Crespo
Title:	Chief Executive Officer
Date:	June 30, 2016

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.